PANNONIAN ENERGY, INC.
                          (A Development Stage Company)
                           CONSOLIDATED BALANCE SHEET
                                OCTOBER 31, 2000
                                   (Unaudited)

          ASSETS

CURRENT ASSETS
     Accounts and notes receivable                                           $   876,256
                                                                             ------------

        Total Current Assets                                                     876,256

PROPERTY AND EQUIPMENT, net                                                        2,597

OIL AND GAS PROPERTIES, net                                                    2,033,169
                                                                             ------------

                                                                             $ 2,912,022
                                                                             ============

             LIABILITIES AND STOCKHOLDERS' EQUITY


CURRENT LIABILITIES
     Notes payable-related                                                   $   552,367
                    other                                                        579,302
     Accounts payable                                                            452,097
     Accrued interest payable                                                     94,335
                                                                             ------------

        Total Current Liabilities                                              1,678,101
                                                                             ------------


STOCKHOLDERS' EQUITY
     Preferred stock-$.001 par value; authorized 5,000,000 shares
        issued and outstanding - none                                                  -
     Common stock-$.001 par value; authorized 25,000,000 shares
        issued and outstanding - 7,925,000 shares                                  7,925
     Capital in excess of par value                                            3,157,075
     Deficit accumulated during the development stage                         (1,931,079)
                                                                             ------------

                                                                               1,233,921
                                                                             ------------
                                                                             $ 2,912,022
                                                                             ============




                  The accompanying notes are an integral part
                    of the consolidated financial statements.

                             PANNONIAN ENERGY, INC.
                          (A Development Stage Company)
                      CONSOLIDATED STATEMENT OF OPERATIONS
                        TEN MONTHS ENDED OCTOBER 31, 2000
                                   (Unaudited)


REVENUES
     Oil and gas revenues                                                     $    7,436
                                                                              -----------

                                                                                   7,436
OPERATING EXPENSES
     General and administrative expenses                                         506,771
     Lease operating expenses                                                      6,559
     Exploration costs                                                           106,400
     Interest                                                                     40,393
     Depreciation and depletion                                                   8,198
                                                                              -----------

                                                                                 668,321

OTHER INCOME
     Gain on sale of property                                                    200,000
                                                                              -----------


NET (LOSS)                                                                    $ (460,885)
                                                                              ===========

NET (LOSS) PER COMMON SHARE-BASIC AND DILUTED                                 $    (0.06)
                                                                              ===========

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING-
     BASIC AND DILUTED                                                         7,925,000
                                                                              ===========


                  The accompanying notes are an integral part
                    of the consolidated financial statements.

                             PANNONIAN ENERGY, INC.
                          (A Development Stage Company)
                      CONSOLIDATED STATEMENT OF CASH FLOWS
                        TEN MONTHS ENDED OCTOBER 31, 2000
                                   (Unaudited)


CASH FLOWS FROM OPERATING ACTIVITIES
     Net (loss)                                                               $ (460,885)
     Adjustments to reconcile net (loss) to net cash used
       by operating activities
         Depreciation and depletion                                                8,198
         Changes in assets and liabilities
            (Increase)  in accounts and notes receivable                        (834,039)
            Decrease in prepaids                                                  37,372
            Increase in accounts payable                                         429,728
            Increase in accrued expenses                                          90,622
                                                                              -----------

     Net cash (used) by operating activities                                    (729,004)
                                                                              -----------

CASH FLOWS FROM INVESTING ACTIVITIES
     Cash paid for oil and gas properties                                       (325,577)
                                                                              -----------

     Net cash (used) by investing activities                                    (325,577)
                                                                              -----------

CASH FLOWS FROM FINANCING ACTIVITIES
     Proceeds from short-term borrowings                                       1,171,091
     Repayments of short-term borrowings                                        (280,000)
                                                                              -----------

     Net cash provided by financing activities                                   891,091
                                                                              -----------

NET (DECREASE) IN CASH                                                          (163,490)

CASH, BEGINNING OF PERIOD                                                        163,490
                                                                              -----------

CASH, END OF PERIOD                                                           $        -
                                                                              ===========



                  The accompanying notes are an integral part
                    of the consolidated financial statements.

                             PANNONIAN ENERGY, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                        TEN MONTHS ENDED OCTOBER 31, 2000
                                   (UNAUDITED)


The unaudited financial statements included herein were prepared from the records of the Company in accordance with Generally Accepted Accounting Principles and reflect all adjustments which are, in the opinion of management, necessary to provide a fair statement of the results of operations and financial position for the interim period. Such financial statements generally conform to the presentation reflected in the Company's annual financial statements filed with the Securities and Exchange Commission on Form 8K. The current interim period reported herein should be read in conjunction with the Company's annual financial statements subject to independent audit at the end of the year.

The results of operations for the ten months ended October 31, 2000 are not necessarily indicative of the results that may be expected for the year ending December 31, 2000.










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